Exhibit 99.1
MARTIN MIDSTREAM PARTNERS REPORTS
2007 FIRST QUARTER FINANCIAL RESULTS
     KILGORE, Texas, May 7, 2007 /PRNewswire-FirstCall via COMTEX/ — Martin Midstream Partners L.P. (Nasdaq: MMLP) announced today its financial results for the first quarter ended March 31, 2007.
     MMLP reported net income for the first quarter of 2007 of $5.8 million, or $0.42 per limited partner unit. This compared to net income for the first quarter of 2006 of $4.3 million, or $0.33 per limited partner unit. Revenues for the first quarter of 2007 were $155.8 million compared to $146.8 million for the first quarter of 2006.
     The Company’s distributable cash flow for the first quarter of 2007 was $12.0 million. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information.” The Company has also included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.
     MMLP’s first quarter 2007 financial statements are included with this press release. These financial statements should be read in conjunction with the information contained in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 7, 2007.
     Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said “Overall, we are very pleased with our first quarter results. While the performance of our Sulfur segment has been disappointing, our Natural Gas Services, Marine Transportation and Fertilizer segments continue to outperform. The strength and diversity of these business lines has minimized the impact of our Sulfur segment. Similar to the fourth quarter of 2006, favorable fundamentals and beneficial weather allowed us to expand volumes and margins across the majority of our business lines. Looking ahead, we continue to see continued strength in our businesses, and we continue to seek attractive, strategic growth opportunities as evidenced by our recent acquisition of Woodlawn Pipeline Company.”
Investors’ Conference Call
     An investors’ conference call to review the first quarter results will be held on Tuesday, May 8, 2007, at 8:30 a.m. Central Time. The conference call can be accessed by calling (877) 407-9205. An audio replay of the conference call will be available by calling (877) 660-6853 from 9:30 a.m. Central Time on May 8, 2007 through 11:59 p.m. Central Time on May 15, 2007. The access codes for the conference call and the audio replay are as follows: Account No. 286; Conference ID No. 240859. The audio replay of the conference call will also be archived on the Company’s website at www.martinmidstream.com.

About Martin Midstream Partners
     Martin Midstream Partners is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership’s primary business lines include: terminalling and storage services for petroleum products and by-products; natural gas services; marine transportation services for petroleum products and by-products; sulfur gathering, processing and distribution; and fertilizer manufacturing and distribution.
     Additional information concerning the Company is available on the Company’s website at www.martinmidstream.com.
Forward-Looking Statements
     Statements about Martin Midstream Partners’ outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While MMLP believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Information
     MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as distributable cash flow because management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP’s cash flow after it has satisfied the capital and related requirements of its operations. Distributable cash flow is not a measure of financial performance or liquidity under GAAP. It should not be considered in isolation or as an indicator of MMLP’s performance. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute a non-GAAP financial measure within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.
     The Company has included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. MMLP calculates distributable cash flow as follows: net income (as reported in Statements of Operations), plus depreciation and amortization and amortization of deferred debt issuance costs (as reported in Statements of Cash Flows), plus distribution equivalents from unconsolidated entities (as described below), plus invested cash in unconsolidated entities (as described below), less equity in earnings of unconsolidated entities (as reported in Statements of Operations), plus non-cash mark-to-market on derivatives (as reported in Statements of Cash Flows), less maintenance capital expenditures (as described below), plus unit-based compensation (as reported in Statements of Capital).
     MMLP’s distribution equivalents from unconsolidated entities is calculated as distributions from unconsolidated entities (as reported in Statements of Cash Flows), plus return of investments from unconsolidated entities (as reported in Statements of Cash Flows), plus distributions in-kind from equity investments (as reported in Statements of Cash Flows). For the quarter ended March 31, 2007, MMLP’s distributions from unconsolidated entities, return of investments from unconsolidated entities and distributions in-kind from equity investments were $0.2 million, $1.1 million and $1.9 million, respectively.
     MMLP’s invested cash in unconsolidated entities is calculated as investments in unconsolidated entities (as reported in Statements of Cash Flows), plus expansion capital expenditures in unconsolidated entities (as reported under the caption “Liquidity and Capital Resources” in MMLP’s Quarterly Report on Form 10-Q filed on May 7, 2007). For the quarter ended March 31, 2007, MMLP’s investments in unconsolidated entities and expansion capital expenditures in unconsolidated entities were $3.9 million and $4.1 million, respectively.
     MMLP’s capital expenditures include both expansion and maintenance capital expenditures and are calculated as payments for property, plant and equipment (as reported in Statements of Cash Flows), plus acquisitions, net of cash acquired (as reported in Statements of Cash Flows). For the quarter ended March 31, 2007, payments for property, plant and equipment and acquisitions were $15.8 million and $0.0 million, respectively. For the quarter ended March 31, 2007, expansion capital expenditures were $14.8 million, excluding expansion capital expenditures in unconsolidated entities. For the quarter ended March 31, 2007, maintenance capital expenditures were $1.0 million, including $0.1 million in hurricane-related maintenance capital expenditures, excluding maintenance capital expenditures in unconsolidated entities.
     Contact: Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, the Company’s general partner at (903) 983-6200.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	March 31,	December 31,
	2007	2006
	(Unaudited)	(Audited)
Assets

Cash	$4,578	$3,675
Accounts and other receivables, less allowance for doubtful accounts of $242 and $394	58,676	56,712
Product exchange receivables	1,982	7,076
Inventories	26,169	33,019
Due from affiliates	1,100	1,330
Other current assets	1,317	2,041

Total current assets	93,822	103,853

Property, plant, and equipment, at cost	339,731	323,967
Accumulated depreciation	(80,860)	(76,122)

Property, plant and equipment, net	258,871	247,845

Goodwill	27,600	27,600
Investment in unconsolidated entities	73,406	70,651
Other assets, net	6,594	7,512

	$460,293	$457,461

Liabilities and Partners’ Capital

Current installments of long-term debt	$75	$74
Trade and other accounts payable	55,239	53,450
Product exchange payables	6,018	14,737
Due to affiliates	7,959	10,474
Income taxes payable	276	86
Other accrued liabilities	3,293	3,876

Total current liabilities	72,860	82,697

Long-term debt	190,001	174,021
Other long-term obligations	2,671	2,218

Total liabilities	265,532	258,936

Partners’ capital	195,750	198,403
Accumulated other comprehensive income (loss)	(989)	122

Total partners’ capital	194,761	198,525

Commitments and contingencies
	$460,293	$457,461

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2007.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended
	March 31,
	2007	2006
Revenues:
Terminalling and storage	$6,951	$5,756
Marine transportation	13,884	9,312
Product sales:
Natural gas services	101,788	101,924
Sulfur	15,171	15,389
Fertilizer	14,209	12,025
Terminalling and storage	3,793	2,416

	134,961	131,754

Total revenues	155,796	146,822

Costs and expenses:
Cost of products sold:
Natural gas services	96,772	98,083
Sulfur	10,337	10,471
Fertilizer	11,464	11,000
Terminalling and storage	3,015	1,999

	121,588	121,553
Expenses:
Operating expenses	18,993	13,900
Selling, general and administrative	2,721	2,386
Depreciation and amortization	4,894	3,952

Total costs and expenses	148,196	141,791

Other operating income	—	853

Operating income	7,600	5,884

Other income (expense):
Equity in earnings of unconsolidated entities	2,050	2,412
Interest expense	(3,577)	(3,018)
Debt prepayment premium	—	(1,160)
Other, net	79	169

Total other income (expense)	(1,448)	(1,597)

Net income before taxes	6,152	4,287

Income taxes	349	—

Net income	$5,803	$4,287

General partner’s interest in net income	$275	$246
Limited partners’ interest in net income	$5,528	$4,041

Net income per limited partner unit – basic and diluted	$0.42	$0.33

Weighted average limited partner units – basic	13,152,826	12,299,009
Weighted average limited partner units – diluted	13,155,125	12,301,980
These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2007.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL\
(Unaudited)
(Dollars in thousands)

						Accumulated
	Partners’ Capital					Other
					General	Comprehensive
	Common		Subordinated		Partner	Income
	Units	Amount	Units	Amount	Amount	Amount	Total
Balances – January 1, 2006	5,829,652	$100,206	3,402,690	$(5,642)	$1,001	$—	$95,565
Net income	—	2,984	—	1,057	246	—	4,287
Follow-on public offering	3,450,000	95,273	—	—	—	—	95,273
General partner contribution	—	—	—	—	2,052	—	2,052
Unit-based compensation	3,000	4	—	—	—	—	4
Cash distributions	—	(5,662)	—	(2,076)	(277)	—	(8,015)
Adjustment in fair value of derivatives	—	—	—	—	—	(226)	(226)

Balances – March 31, 2006	9,282,652	$192,805	3,402,690	$(6,661)	$3,022	$(226)	$188,940

Balances – January 1, 2007	10,603,808	$201,387	2,552,018	$(6,237)	$3,253	$122	$198,525
Net income	—	4,608	—	920	275	—	5,803
Cash distributions	—	(6,574)	—	(1,582)	(311)	—	(8,467)
Unit-based compensation	—	11	—	—		— —	11
Adjustment in fair value of derivatives	—	—	—	—	—	(1,111)	(1,111)

Balances – March 31, 2007	10,603,808	$199,432	2,552,018	$(6,899)	$3,217	$(989)	$194,761

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2007.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)
(Dollars in thousands)

	Three Months Ended
	March 31,
	2007	2006
Net income	$5,803	$4,287
Changes in fair values of commodity cash flow hedges	(164)	(226)
Commodity hedging losses reclassified to earnings	(432)	—
Changes in fair value of interest rate cash flow hedges	(515)	—

Comprehensive income	$4,692	$4,061

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2007.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Three Months Ended
	March 31,
	2007	2006
Cash flows from operating activities:
Net income	$5,803	$4,287

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,894	3,952
Amortization of deferred debt issuance costs	270	249
(Gain) on involuntary conversion of property, plant and equipment	—	(853)
Equity in earnings of unconsolidated entities	(2,050)	(2,412)
Distributions from unconsolidated entities	200	160
Distributions in-kind from equity investments	1,853	1,932
Non-cash mark-to-market on derivatives	593	82
Other	11	8
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	(1,964)	16,967
Product exchange receivables	5,094	(2,910)
Inventories	6,850	2,067
Due from affiliates	230	(1,739)
Other current assets	26	(128)
Trade and other accounts payable	1,789	(19,995)
Product exchange payables	(8,719)	1,658
Due to affiliates	(2,515)	2,854
Income taxes payable	190	(5,060)
Other accrued liabilities	(770)	(1,556))
Change in other non-current assets and liabilities	126	(35)

Net cash provided (used) by operating activities	11,911	(472)

Cash flows from investing activities:
Payments for property, plant and equipment	(15,764)	(19,101)
Acquisitions, net of cash acquired	—	(7,451)
Proceeds from sale of property, plant and equipment	—	720
Return of investments from unconsolidated entities	1,125	150
Investments in unconsolidated entities	(3,883)	(546)

Net cash used in investing activities	(18,522)	(26,228)

Cash flows from financing activities:
Payments of long-term debt	(25,119)	(82,904)
Proceeds from long-term debt	41,100	19,100
Net proceeds from follow on public offering	—	95,273
Payments of debt issuance costs	—	(12)
General partner contribution	—	2,052
Cash distributions paid	(8,467)	(8,015)

Net cash provided by financing activities	7,514	25,494

Net increase (decrease) in cash	903	(1,206)
Cash at beginning of period	3,675	6,465

Cash at end of period	$4,578	$5,259

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in MMLP’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2007.

MARTIN MIDSTREAM PARTNERS L.P.
DISTRIBUTABLE CASH FLOW
(Dollars in thousands)
(Unaudited Non-GAAP Financial Measure)

Three Months
Ended
March 31
2007
Net income	$5,803
Adjustments to reconcile net income to distributable cash flow:
Depreciation and amortization	4,894
Amortization of deferred debt issuance costs	270
Distribution equivalents from unconsolidated entities [1]	3,178
Invested cash in unconsolidated entities [2]	222
Equity in earnings of unconsolidated entities	(2,050)
Non-cash mark-to-market on derivatives	593
Maintenance capital expenditures [3]	(932)
Unit-based compensation	11

Distributable cash flow	$11,989

Three Months
Ended
March 31
2007
[1] Distribution equivalents from unconsolidated entities:
Distributions from unconsolidated entities	$200
Return of investments from unconsolidated entities	1,125
Distributions in-kind from equity investments	1,853

Distribution equivalents from unconsolidated entities	$3,178

[2] Invested cash in unconsolidated entities:
Investments in unconsolidated entities	$(3,883)
Expansion capital expenditures in unconsolidated entities	4,105

Invested cash in unconsolidated entities	$222

[3] Maintenance capital expenditures:
Payments for property, plant and equipment	$(15,764)
Acquisitions, net of cash acquired	—

Capital expenditures	(15,764)
Expansion capital expenditures	14,729
Hurricane-related maintenance capital expenditures	103

Maintenance capital expenditures	$(932)